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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 1, 2003

                     Lehman ABS Corporation, on behalf of:

         CORPORATE BACKED TRUST CERTIFICATES, SEARS ROEBUCK ACCEPTANCE
                        NOTE-BACKED SERIES 2003-1 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31592             13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)          Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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The Corporate Backed Trust Certificates, Sears Roebuck Acceptance Note-Backed
Series 2003-1 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of January 28, 2003.

Item 5. OTHER EVENTS

Sears Roebuck Acceptance Corp., the issuer of the underlying securities held as the sole asset of the Trust, launched a tender offer for such underlying securities. As a result of such tender offer, the holders of the Call Warrants for the Class A-1 Certificates (the "Call Warrants") delivered call notices, pursuant to the terms of the trust agreement and the terms of the warrant agent agreement in respect of the Trust and, at the direction of the holders of the Call Warrants, U.S. Bank Trust National Association, the trustee in respect of the Trust, tendered all of the underlying securities. The call price payable to the holders of the Class A-1 Certificates in accordance with the terms of the trust agreement equaled 100% of the outstanding certificate principal balance of the Class A-1 Certificates being purchased pursuant to the exercise of the Call Warrants, plus any accrued and unpaid interest on such amount to but excluding the call date.

The call date was November 4, 2003, and as of such date distributions were made to the holders of the Certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is filed as part of this report:

      1 Trustee's Distribution Statement to the Sears Roebuck Acceptance Note-Backed Series 2003-1 Trust Certificate Holders for the period ending November 4, 2003.



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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 17, 2003


                                     Lehman ABS Corporation


                                     By: /s/ Paul Mitrokostas
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                                     Name:   Paul Mitrokostas
                                     Title:  Senior Vice President


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                                 EXHIBIT INDEX


Exhibit Number      Description
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      1             Trustee's Distribution Statement to the Sears Roebuck
                    Acceptance Note-Backed Series 2003-1 Trust Certificate
                    Holders for the period ending November 4, 2003



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